Exhibit 99.1

Financial News Release

Advanced Energy Reports Second Quarter 2023 Results

●	Revenue was $416 million, above the mid-point of guidance
●	Industrial & Medical revenue was a quarterly record and grew 22% from last year
●	GAAP EPS from continuing operations was $0.73
●	Non-GAAP EPS was $1.11, above the mid-point of guidance

DENVER, Colo., August 3, 2023 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), a global leader in highly engineered, precision power conversion, measurement, and control solutions, today announced financial results for the second quarter ended June 30, 2023.

“Second quarter results were led by record revenue in the Industrial and Medical market, highlighting the benefits of our broad-based growth and diversification strategy,” said Steve Kelley, president and CEO of Advanced Energy. “We are experiencing strong design win activity across the portfolio, with particularly high interest in our two new plasma power platforms for semiconductor applications.”

Second Quarter Results

Sales were $415.5 million in the second quarter of 2023, compared with $425.0 million in the first quarter of 2023 and $440.9 million in the second quarter of 2022.

GAAP net income from continuing operations was $27.5 million or $0.73 per diluted share in the quarter, compared with $31.8 million or $0.84 per diluted share in the prior quarter, and $44.8 million or $1.19 per diluted share a year ago.

Non-GAAP net income was $41.9 million or $1.11 per diluted share in the second quarter of 2023. This compares with $47.0 million or $1.24 per diluted share in the first quarter of 2023, and $54.3 million or $1.44 per diluted share in the second quarter of 2022.

Advanced Energy generated $23.6 million of cash flow from continuing operations during the quarter and paid $3.8 million in a quarterly dividend.

Third Quarter 2023 Guidance

Based on the Company’s current view, beliefs, and assumptions, guidance is within the following ranges:

Q3 2023
Revenue	$415 million +/- $15 million
GAAP EPS from continuing operations	$0.70 +/- $0.20
Non-GAAP EPS	$1.13 +/- $0.20

Conference Call

Management will host a conference call today, August 3, 2023, at 4:30 p.m. Eastern Time to discuss the second quarter financial results. To participate in the live earnings conference call, please dial 877-407-0890 approximately ten minutes prior to the start of the meeting and an operator will connect you. International participants can dial +1-201-389-0918. A webcast will also be available on our investor web page at ir.advancedenergy.com in the Events & Presentations section. The archived webcast will be available approximately two hours following the end of the live event.

About Advanced Energy

Advanced Energy Industries, Inc. (Nasdaq: AEIS) is a global leader in the design and manufacture of highly engineered, precision power conversion, measurement and control solutions for mission-critical applications and processes. Advanced Energy’s power solutions enable customer innovation in complex applications for a wide range of industries including semiconductor equipment, industrial production, medical and life sciences, data center computing, networking, and telecommunications. With engineering know-how and responsive service and support for customers around the globe, the company builds collaborative partnerships to meet technology advances, propels growth of its customers and innovates the future of power. Advanced Energy has devoted four decades to perfecting power. It is headquartered in Denver, Colorado, USA. For more information, visit www.advancedenergy.com.

Advanced Energy | Precision. Power. Performance. Trust.

For more information, contact:

Andrew Huang

Advanced Energy Industries, Inc.

970-407-6555

ir@aei.com

Non-GAAP Measures

This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock-based compensation and amortization of intangible assets, as well as discontinued operations, and non-recurring items such as acquisition-related costs and restructuring expenses. The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. We believe that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges, non-economic foreign currency remeasurements, and other cash charges which are not part of our usual operations. We use these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends, and evaluate financial impacts of various scenarios. In addition, management’s incentive plans include these non-GAAP measures as criteria for achievements. Additionally, we believe that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. To gain a complete picture of all effects on our financial results from any and all events, management does (and investors should) rely upon the GAAP measures as well, as the items excluded from non-GAAP measures may contribute to not accurately reflecting the underlying performance of the company’s continuing operations for the period in which they are incurred. Furthermore, the use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures.

Forward-Looking Statements

This release and statements we make on the above announced conference call contain, in addition to historical information, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this report that are not historical information are forward-looking statements. For example, statements relating to our beliefs, expectations and plans are forward-looking statements, as are statements that certain actions, conditions, or circumstances will continue. The inclusion of words such as "anticipate," "expect," "estimate," "can," "may," "might," "continue," "enables," "plan," "intend," "should," "could," "would," "likely," "potential," or "believe," as well as statements that events or circumstances "will" occur or continue, indicate forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) supply chain disruptions and component shortages that may impact our ability to timely manufacture products and deliver to customers; (b) the effects of global macroeconomic conditions upon demand for our products and services, including supply chain cost increases, inflationary pressures, economic downturns, and volatility and cyclicality of the industries we serve; (c) the impact of political and geographical risks, including trade and export regulations, other effects of international disputes, war, terrorism, or geopolitical tensions; (d) managing backlog orders; (e) our ability to develop new products expeditiously and be successful in the design win process; (f) delays in capital spending by end-users in our served markets; (g) the risks and uncertainties related to the integration of acquired companies including SL Power Electronics; (h) the continuing spread of COVID-19 and its potential adverse impact on our operations; (i) our ability to avoid additional costs and lawsuits after the solar inverter wind-down; (j) the accuracy of our assumptions on which our financial statement projections are based; (k) the timing of orders received from customers; (l) our ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (m) unanticipated changes to management’s estimates, reserves or allowances; and (n) changes and adjustments to the tax expense and benefits related to the U.S. tax law changes, any of which could negatively impact our customers’ and our presence, operations, and financial results. These and other risks are described in Advanced Energy’s Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC’s website at www.sec.gov. Copies may also be obtained from Advanced Energy’s investor relations page at ir.advancedenergy.com or by contacting Advanced Energy’s investor relations at 970-407-6555. Forward-looking statements are made and based on information available to us on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. We assume no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2023	2022	2023	2023	2022
Sales, net	$415,508	$440,949	$425,040	$840,548	$838,408
Cost of sales	268,428	278,791	269,929	538,357	531,934
Gross profit	147,080	162,158	155,111	302,191	306,474
Gross margin %	35.4%	36.8%	36.5%	36.0%	36.6%

Operating expenses:
Research and development	51,413	48,009	51,610	103,023	91,623
Selling, general, and administrative	55,613	55,022	55,358	110,971	104,340
Amortization of intangible assets	7,075	6,523	7,062	14,137	12,032
Restructuring	3,154	(161)	1,043	4,197	1,057
Total operating expenses	117,255	109,393	115,073	232,328	209,052
Operating income	29,825	52,765	40,038	69,863	97,422

Other income (expense), net	2,425	3,249	(550)	1,875	2,407
Income from continuing operations, before income taxes	32,250	56,014	39,488	71,738	99,829
Provision for income taxes	4,795	11,203	7,736	12,531	18,156
Income from continuing operations	27,455	44,811	31,752	59,207	81,673
Income (loss) from discontinued operations, net of income taxes	(315)	180	(831)	(1,146)	82
Net income	27,140	44,991	30,921	58,061	81,755
Income from continuing operations attributable to noncontrolling interest	—	21	—	—	7
Net income attributable to Advanced Energy Industries, Inc.	$27,140	$44,970	$30,921	$58,061	$81,748

Basic weighted-average common shares outstanding	37,573	37,520	37,475	37,524	37,535
Diluted weighted-average common shares outstanding	37,803	37,710	37,757	37,804	37,754

Earnings per share attributable to Advanced Energy Industries, Inc:

Continuing operations:
Basic earnings per share	$0.73	$1.19	$0.85	$1.58	$2.18
Diluted earnings per share	$0.73	$1.19	$0.84	$1.57	$2.16

Discontinued operations:
Basic loss per share	$(0.01)	$—	$(0.02)	$(0.03)	$—
Diluted loss per share	$(0.01)	$—	$(0.02)	$(0.03)	$—

Net income:
Basic earnings per share	$0.72	$1.20	$0.83	$1.55	$2.18
Diluted earnings per share	$0.72	$1.19	$0.82	$1.54	$2.17

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands)

	June 30,	December 31,
	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$455,252	$458,818
Accounts and other receivables, net	258,752	300,683
Inventories	392,349	376,012
Other current assets	46,850	53,001
Total current assets	1,153,203	1,188,514

Property and equipment, net	159,025	148,462
Operating lease right-of-use assets	93,994	100,177
Other assets	85,500	84,056
Goodwill and intangible assets, net	458,185	470,959
Total assets	$1,949,907	$1,992,168

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$149,259	$170,467
Other accrued expenses	118,750	185,805
Current portion of long-term debt	20,000	20,000
Current portion of operating lease liabilities	15,421	16,771
Total current liabilities	303,430	393,043

Long-term debt	343,516	353,262
Other long-term liabilities	177,682	179,596
Long-term liabilities	521,198	532,858

Total liabilities	824,628	925,901

Total stockholders' equity	1,125,279	1,066,267
Total liabilities and stockholders’ equity	$1,949,907	$1,992,168

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

(in thousands)

	Six Months Ended June 30,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$58,061	$81,755
Less: income (loss) from discontinued operations, net of income taxes	(1,146)	82
Income from continuing operations, net of income taxes	59,207	81,673

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	32,966	28,877
Stock-based compensation	14,738	8,986
Benefit for deferred income taxes	(786)	(1,977)
Loss on disposal and sale of assets	192	374
Changes in operating assets and liabilities, net of assets acquired	(50,813)	(70,392)
Net cash from operating activities from continuing operations	55,504	47,541
Net cash from operating activities from discontinued operations	(3,090)	55
Net cash from operating activities	52,414	47,596

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investments	(3,128)	—
Purchases of property and equipment	(33,623)	(25,476)
Acquisitions, net of cash acquired	—	(145,779)
Net cash from investing activities	(36,751)	(171,255)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on long-term borrowings	(10,000)	(10,000)
Dividend payments	(7,592)	(7,595)
Purchase and retirement of common stock	—	(23,578)
Net payments related to stock-based awards	(1,384)	(1,667)
Net cash from financing activities	(18,976)	(42,840)

EFFECT OF CURRENCY TRANSLATION ON CASH	(253)	(5,188)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(3,566)	(171,687)
CASH AND CASH EQUIVALENTS, beginning of period	458,818	544,372
CASH AND CASH EQUIVALENTS, end of period	$455,252	$372,685

ADVANCED ENERGY INDUSTRIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

(in thousands)

Net Sales by Market	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2023	2022	2023	2023	2022
Semiconductor Equipment	$173,177	$228,797	$194,209	$367,386	$431,754
Industrial and Medical	127,603	104,951	123,020	250,623	187,849
Data Center Computing	59,076	69,161	59,659	118,735	145,399
Telecom and Networking	55,652	38,040	48,152	103,804	73,406
Total	$415,508	$440,949	$425,040	$840,548	$838,408

Net Sales by Geographic Region	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2023	2022	2023	2023	2022
North America	$171,516	$206,117	$180,942	$352,458	$388,838
Asia	186,498	180,181	179,183	365,681	342,228
Europe	56,213	49,851	62,566	118,779	96,516
Other	1,281	4,800	2,349	3,630	10,826
Total	$415,508	$440,949	$425,040	$840,548	$838,408

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2023	2022	2023	2023	2022
Gross profit from continuing operations, as reported	$147,080	$162,158	$155,111	$302,191	$306,474
Adjustments to gross profit:
Stock-based compensation	589	402	383	972	633
Facility expansion, relocation costs and other	60	1,187	957	1,017	2,471
Acquisition-related costs	97	64	53	150	(438)
Non-GAAP gross profit	147,826	163,811	156,504	304,330	309,140
Non-GAAP gross margin	35.6%	37.1%	36.8%	36.2%	36.9%

Operating expenses from continuing operations, as reported	117,255	109,393	115,073	232,328	209,052
Adjustments:
Amortization of intangible assets	(7,075)	(6,523)	(7,062)	(14,137)	(12,032)
Stock-based compensation	(7,348)	(4,656)	(6,418)	(13,766)	(8,353)
Acquisition-related costs	(1,165)	(4,159)	(878)	(2,043)	(5,827)
Restructuring	(3,154)	161	(1,043)	(4,197)	(1,057)
Non-GAAP operating expenses	98,513	94,216	99,672	198,185	181,783
Non-GAAP operating income	$49,313	$69,595	$56,832	$106,145	$127,357
Non-GAAP operating margin	11.9%	15.8%	13.4%	12.6%	15.2%

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2023	2022	2023	2023	2022
Income from continuing operations, less non-controlling interest, net of income taxes	$27,455	$44,790	$31,752	$59,207	$81,666
Adjustments:
Amortization of intangible assets	7,075	6,523	7,062	14,137	12,032
Acquisition-related costs	1,262	4,223	931	2,193	5,389
Facility expansion, relocation costs, and other	60	1,187	957	1,017	2,471
Restructuring	3,154	(161)	1,043	4,197	1,057
Unrealized foreign currency gain	(2,266)	(5,569)	1,053	(1,213)	(6,854)
Acquisition-related costs and other included in other income (expense), net	—	85	—	—	85
Tax effect of non-GAAP adjustments	(1,051)	(752)	(1,121)	(2,172)	(1,821)
Non-GAAP income, net of income taxes, excluding stock-based compensation	35,689	50,326	41,677	77,366	94,025
Stock-based compensation, net of taxes	6,191	3,946	5,304	11,495	6,971
Non-GAAP income, net of income taxes	$41,880	$54,272	$46,981	$88,861	$100,996

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

Reconciliation of non-GAAP measure - per share earnings excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2023	2022	2023	2023	2022
Diluted earnings per share from continuing operations, as reported	$0.73	$1.19	$0.84	$1.57	$2.16
Add back:
Per share impact of non-GAAP adjustments, net of tax	0.38	0.25	0.40	0.78	0.52
Non-GAAP earnings per share	$1.11	$1.44	$1.24	$2.35	$2.68

Reconciliation of Q3 2023 Guidance
	Low End	High End

Revenue	$400 million	$430 million

Reconciliation of non-GAAP earnings per share
GAAP earnings per share	$0.50	$0.90
Stock-based compensation	0.20	0.20
Amortization of intangible assets	0.19	0.19
Restructuring and other	0.12	0.12
Tax effects of excluded items	(0.08)	(0.08)
Non-GAAP earnings per share	$0.93	$1.33